================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 6, 2006

                          Astoria Financial Corporation
             (Exact name of registrant as specified in its charter)

                                   ----------

              Delaware                   001-11967          11-3170868
  (State or other jurisdiction of       (Commission       (IRS Employer
   incorporation or organization)       File Number)    Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEMS 1 THROUGH 7  NOT APPLICABLE.

ITEM 8.01.    OTHER EVENTS.

         On February 6, 2006, Astoria Financial Corporation (the "Corporation") issued a press release stating that, on March 1, 2006, it is scheduled to participate in an investor conference in Boston, Massachusetts, sponsored by Keefe, Bruyette & Woods, which will be simultaneously webcast and available on Astoria Financial Corporation's website, www.astoriafederal.com.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         The following Exhibit is filed as part of this report:

         Exhibit 99.1 Press release dated February 6, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASTORIA FINANCIAL CORPORATION


                                           By:  /s/ Peter J. Cunningham
                                                -------------------------------
                                                Peter J. Cunningham
                                                First Vice President and
                                                Director of Investor Relations


Dated:  February 7, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
--------    -------------------------------------
99.1        Press release dated February 6, 2006.